                                                                   EXHIBIT 3.103

                              State of Mississippi

                           [STATE OF MISSISSIPPI LOGO]

                          Office of Secretary of State
                                    Jackson

                          Certificate of Incorporation

                                       of

                           U-HAUL CO. OF MISSISSIPPI

         The undersigned, as Secretary of State of the State of Mississippi hereby certifies that duplicate originals of Articles of Incorporation for the above named corporation duly signed and verified pursuant to the provisions of the Mississippi Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this CERTIFICATE OF INCORPORATION, and attaches hereto a duplicate original of the Articles of Incorporation.

[LOGO] Given under my hand and Seal of Office, this the 24th day of February, 1970.

                                               /s/ Heber Ladner
                                               SECRETARY OF STATE.

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Mississippi

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is U-HAUL CO., INC., a corporation organized and existing under the laws of the State of Bouisiana and qualified in the State of Mississippi.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

                            U-HAUL CO. OF MISSISSIPPI

         IN WITNESS WHEREOF, this corporation has caused this consent to be executed this 29 day of January, 1970.

                                         U-HAUL CO., INC.

                                         By: /s/ [ILLEGIBLE]
                                             -----------------------------------
                                                                       President

STATE OF [ILLEGIBLE]    )
                        ) ss.
COUNTY OF [ILLEGIBLE]   )

         Before me, a Notary Public, personally appeared Thomas W. Cuttis, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 5 day of [ILLEGIBLE], 1970.

                                                    /s/ [ILLEGIBLE]
                                            ---------------------------------
                                                      Notary Public

         The preferences, limitation and relative rights in respect of the shores of each class and the variations in the relative rights and preferences as between series of any preferred or special class in series are as follows:
(Insert a statement of any authority to be vested in the board of directors to establish series and fix and determine the variations in the relative rights and preferences as between series.)

         FIFTH: The corporation will not commence business until consideration of the value of at least $1,000 has been received for the issuance of shares.

         SIXTH: Provisions granting to shareholders the preemptive right to acquire additional or treasury shares of the corporation are:

                None

         SEVENTH: The post office address of its initial registered office is 118 North Congress Street,

                                    Jackson, Mississippi 39205
--------------------------------------------------------------------------------
   (Street and Number)                       (City)                      (State)

-------------------, and the name of its initial registered agent of such address is C.T. Corporation System.

         EIGHT: The number of directors constituting the initial board of directors of the corporation, which must be not less than three (3), is three
(3) and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

       NAME                                        STREET AND POST OFFICE ADDRESS
George Brown                                502 Terri Lane, Jackson, Mississippi 39208
Hartman M. Nelson                           502 Terri Lane, Jackson, Mississippi 39208
Perry L. [ILLEGIBLE]                        502 Terri Lane, Jackson, Mississippi 39208

C-[ILLEGIBLE]                         -2-

         NINTH: The name and post office address of each incorporator is:

      NAME                                        STREET AND POST OFFICE ADDRESS
David L. Helsten                            2727 North Central Ave., Phoenix Arizona 85004
Arthur G. Seifert                           2727 North Central Ave., Phoenix Arizona 85004

         (Here set forth any provision, not inconsistent with law, which is desired to be set forth in the Articles: including, any provision restricting the transfers of shares or any provision required or permitted to be set forth in the by-laws)

Dated February 6, 1970                     /s/ David L. Helsten
                                           -------------------------------------
                                          /s/ Arthur G. Seifert
                                           -------------------------------------
                                                     Incorporators

                                 ACKNOWLEDGMENT

STATE OF ARIZONA                 )
                                 )
County of MARICOPA               )

         This day personally appeared before me, the undersigned authority David
L. Helsten and Arthur G. Seifert, _________________, __________________________
______________________________, ___________________, __________________________
______________________________, ___________________, __________________________

Incorporators of the corporation known as the U-HAUL CO., OF MISSISSIPPI who acknowledged that they signed and executed the above and foreign articles of incorporation as their act and deed on this the 6th day of February, 1970

                                                /s/ Helen H. Delamater
                                                --------------------------------
                                                        Notary Public

My Commission expires 8-13-72
(NOTARIAL SEAL)

(Note: On all addresses the street and number must be shown if there is a street or number)

C-[ILLEGIBLE]                         -3-

                              State of Mississippi

                           [STATE OF MISSISSIPPI LOGO]

                          Office of Secretary of State

                                     Jackson

                            CERTIFICATE OF AMENDMENT

                                       of

                            U-HAUL CO. OF MISSISSIPPI
                                Changing name to
                       AMERCO MARKETING CO. OF MISSISSIPPI

         The undersigned, as Secretary of State of the State of Mississippi, hereby certifies that duplicate originals of Articles of Amendment to the Articles of Incorporation of the above corporation duly signed and verified pursuant to the provisions of the Mississippi Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation and attaches hereto a duplicate original of the Articles of Amendment.

                                        Given under my hand and Seal of Office,
                                        this the 2nd day of October, 1970.

                                                  /s/ Herber Ladner
                                                  SECRETARY OF STATE.

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Mississippi

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is [ILLEGIBLE], a corporation o rganized and existing under the laws of the State of Arizona.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

         AMERCO MARKETING OF MISSISSIPPI

         In Witness Whereof, this corporation has caused this consent to be executed this 12 day of August, 1970.

                                               AMERCO, an Arizona corporation

                                               By: /s/ L. S. Shoen
                                               ---------------------------------
                                                   L. S. Shoen - President
STATE OF ARIZONA    )
                    ) ss.
COUNTRY OF MARICOPA )

         Before me, a Notary Public, personally appeared L. S., Shoen known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this [ILLEGIBLE] day of August, 1970.

                                                  /s/ Clen H. Delamater
                                            ------------------------------------
                                                      Notary Public

                                                                     [ILLEGIBLE]

                         (TO BE EXECUTED IN DUPLICATE)

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                           U- HAUL CO. OF MISSISSIPPI

         Pursuant to the provisions of Section 61 of the Mississippi Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST: The name of this corporation is U-HAUL CO. OF MISSISSIPPI

         SECOND: The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on August 12, 1970, in the manner prescribed by the Mississippi Business Corporation Act:

                               (Insert Amendment)

                         "First: The name of the corporation is
                                 AMERCO MARKETING CO. OF MISSISSIPPI."

         THIRD: The number of shares of the corporation outstanding at the time of such adoption was 500; and the number of shares entitled to vote thereon was 500.

         FOURTH: The designation and number of outstanding shares of each class entitled to vote theron as a class were as follows:

         CLASS      (NOTE 1)        NUMBER OF SHARES

                                      None

         FIFTH: The number of shares voted for such amendment was 500; and the number of shares voted against such amendment was 0.

         SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was:

                                             NUMBER OF SHARES VOTED

         CLASS               (NOTE 1)      FOR                AGAINST
                                      None

         SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: (Note 2)

                                    No Change

         EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital (expressed in dollars) as changed by such amendment, are as follows: (Note: 2)

                                      None

Dated. September 21, 1970.

                                                   U-HAUL CO. OF MISSISSIPPI
                                                -------------------------------
                                                    (Exact Corporate Title)

                                                 By: /s/ George E. Brown
                                                     --------------------------
                                                         George E. Brown
                                                     Its President

                                                 By: /s/ Roberta H. Cartaginese
                                                     --------------------------
                                                         Roberta H. Cartaginese
                                                         Its Secretary

Notes: 1. If inapplicable,
          insert "None".
       2. If inapplicable,
          insert "No Change".

STATE OF MISSISSIPPI
                      SS.
COUNTY OF HINDS

         I, CHESTER SIMMONS, a notary public, do hereby certify that on this 21st day of September, 1970, personally appeared before me George E. Brown, who, being by me first duly sworn, declared that he is the President of U-HAUL CO. OF MISSISSIPPI, that he executed the foregoing document as ___________ of the corporation, and that the statements therein contained are true.

                                                          /s/ Chester Simmons
                                                          ----------------------
                                                               Notary Public
My commission expires [ILLEGIBLE]
(NOTARIAL SEAL)

                              STATE OF MISSISSIPPI
                                     [LOGO]
                          OFFICE OF SECRETARY OF STATE
                                     JACKSON

                            CERTIFICATE OF AMENDMENT

                                       Of

                       AMERCO MARKETING CO. OF MISSISSIPPI
                                Changing name to
                            U-HAUL CO. OF MISSISSIPPI

         The undersigned, as Secretary of State of the State of Mississippi, hereby certificate that duplicate originals of Articles of Amendment to the Articles of Incorporation of the above corporation of the above corporation duly signed and verified pursuant to the provisions of the Mississippi Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation and attaches hereto a duplicate original of the Articles of Amendment.

                                             Given under my hand and Seal of
    (SEAL)                                   Office, this the 12th day of March,
                                             1973.

                                             /s/ Herber Lander
                                             -----------------------------------
                                             SECRETARY OF STATE

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is U-HAUL CO. , a corporation organized and existing under the laws of the State of LOUISIANA.

         2. The name of the corporation to which this consent is given and which is about to ament its corporate name is: AMERCO MARKETING CO. OF MISSISSIPPI

         3. The name the corporation shall adopt by amending its Articles of Incorporation is: U-HAUL CO. OF MISSISSIPPI

         In Witness Whereof, this corporation has caused this consent to be executed this 26 day of February,1973. U-HAUL CO. a (an) LOUISIANA corporation

                                                      By: /s/ Arthur G. Srifert
                                                         ----------------------
                                                           Assistant Secretary
STATE OF ARIZONA       )
                       ) ss.
COUNTY OF MARICOPA     )

         Before me, a Notary Public, personally appeared ARTHUR G. SRIFERT, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         In witness where of, I have hereunto set my hand and official seal this 26 day of February, 1973.

                                                   /s/ Helen H. Delamater
                                             -----------------------------------
                                              Notary Public     State of Arizona

                                              My commission expires 8-13-76

                          (TO BE EXECUTED IN DUPLICATE)

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF
                       AMERCO MARKETING CO. OF MISSISSIPPI
                     ---------------------------------------

         Pursuant to the provisions of Section 61 of the Mississippi Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST: The name of this corporation is AMERCO MARKETING CO. OF MISSISSIPPI ________________________________________________

         SECOND: The following amendment of the Articles of Incorporation was adopted by the shareholder of the corporation on February 21, 1973, in the manner prescribed by the Mississippi Business Corporation Act:

                               (Insert Amendment)

           " The name of the corporation is U-HAUL CO. OF MISSISSIPPI."

         THIRD: The number of shares of the corporation outstanding at the time of such adoption was 500 and the number of shares entitled to vote thereon was 500.

         FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

                 Class      (Note 1)        Numbers of Shares

         COMMON                             500

         FIFTH: The number of shares voted for such amendment was 500 and the number of shares voted against such amendment was -0-.

         SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively was:

                                               Number of Shares Voted
                 Class      (Note 1)        For                 Against

                 COMMON                     500                   -0-

         SEVENTH: The manner, If not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: (Note 2)

                 NO CHANGE

         EIGHTH: The manner in which such amendment effects a change in the amount of stated capital and the amount of stated capital (expressed in dollars) as changed by such amendment, are as follows: (Note 2)

                  NO CHANGE

Dated. 3-5,1973

                                             AMERCO MARKETING CO. OF MISSISSIPPI
                                             -----------------------------------
                                                   (Exact Corporate Title)

                                             By: /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                 It's President

                                             By: /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                 It's Secretary

Notes: 1. If inapplicable, insert "None".
       2. If inapplicable, insert "No Change".

STATE OF MISSISSIPPI  )
                      ) SS.
COUNTY OF HINDS       )

         I, Y. George B. Brown, a notary public, do hereby certify that on this 5th day of March, 1973, personally appeared before me J. T. WILKINSON, who being by me first duly sworn, declared that he is the President of AMERCO MARKETING CO. OF MISSISSIPPI, that he executed the foregoing document as PRESIDENT of the corporation, and that the statements therein contained are true.

                                                      /s/ Y. George B. Brown
                                                      --------------------------
                                                            Notary Public
My Commission expires 26, 1973.

                      PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 20th day of
January, 1989, entered into by U-Haul Co. of Mississippi, the surviving corporation and Holloway Transfer & Storage Company, Absorbed Corporation, both corporations of the State of Mississippi and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Mississippi which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 118 North Congress Street, Jackson, Mississippi 39205.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                                NUMBER OF
                          NUMBER OF              SHARES             NUMBER            NUMBER
      COMPANY               SHARES              ENTITLED             VOTED            VOTED
        NAME              OUTSTANDING           TO VOTE              FOR              AGAINST
    ------------       ----------------     ----------------     ------------      ------------
U-HAUL CO. OF                500                  500                500               -0-
MISSISSIPPI

HOLLOWAY TRANSFER &          100                  100                100               -0-
  STORAGE COMPANY

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Mississippi, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Mississippi.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C. T. Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                            Surviving Corporation: U-HAUL CO. OF
                                            MISSISSIPPI, a Mississippi corp.

                                            By: /s/ Robert Brown
                                                -----------------------------
                                                Robert Brown, President
Verified

By: /s/ Zilphia Shearer
   ----------------------------
    Zilphia Shearer, Secretary

                            Absorbed Corporation: HOLLOWAY TRANSFER & STORAGE
                                                   COMPANY, a Mississippi
                                                   Corporation

                                              By: /s/ John M. Dodds
                                                  -----------------------------
                                                  John M. Dodds, President
Verified

By: /s/  John A. Lorentz
    ----------------------------
    John A. Lorentz, Secretary

STATE OF MISSISSIPPI

COUNTRY OF

         On this,   day of January, 1989, before me, the undersigned Notary
Public, personally appeared Robert Brown, known to me to be the president of U-Haul Co. of Mississippi, a Mississippi corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                  /s/ Mary K. Collins
                                                  -----------------------------
                                                  NOTARY PUBLIC

       (NOTARY SEAL)                                                 [ILLEGIBLE]

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 20th day of January, 1989, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the Secretary of Holloway Transfer & Storage Company, a Mississippi corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                 /s/ Blanche I. Passolt
                                                 ------------------------------
                                                 NOTARY PUBLIC
       (NOTARY SEAL)

                                  [UHAUL LOGO]

                                  [ILLEGIBLE]

                                       January 20, 1989

Secretary of State
Dick Malpus
P. O. Box 136
Jackson, Mississippi 39205-0136
                                       Res: Merger
                                            U-Haul Co. of Mississippi
                                            (Survivor)
                                            Holloway Transfer & Storage Company
                                            (Absorbed)
Gentlemen:

Enclosed are the necessary documents to merge the above mentioned corporations in the State of Mississippi. Also, enclosed is our check in the amount of $50.00 for the required filing fee.

Please send the proof of filing to the attention of the undersigned to P.O. Box 21502, Phoenix, Arizona 85036.

Thank you.

                                              Sincerely,

                                                  /s/ Blanche I. Passolt
                                                 -------------------------------
                                                  Blanche I. Passolt
                                                  Legal Department

BIP/01

                                   [GRAPHIC]

                       PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 20th day of January, 1989, entered into by U-Haul co. of Mississippi, the surviving corporation and Eure Moving & Storage Company, Inc., the Absorbed Corporation, both corporations of the State of Mississippi and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Mississippi which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, uncles altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 118 North Congress Street Jackson, Mississippi 39205.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number [ILLEGIBLE] shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                                NUMBER OF
                          NUMBER OF              SHARES             NUMBER            NUMBER
      COMPANY               SHARES              ENTITLED             VOTED             VOTED
        NAME              OUTSTANDING           TO VOTE              FOR              AGAINST
    ------------       ----------------     ----------------     ------------      ------------
 U-HAUL CO. OF                500                 500                 500               -0-
  MISSISSIPPI

 EURE MOVING &                250                 250                 250               -0-
STORAGE COMPANY,
      INC.

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Mississippi, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Mississippi.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C. T. Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P. O. Box 21502, Phoenix, Arizona, 85036.

                                      VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                        Surviving Corporation: U-HAUL CO. OF
                                                               MISSISSIPPI, a
                                                               Mississippi corp.

                                        By: /s/ Robert Brown
                                           -------------------------------------
                                            Robert Brown, President
Verified

By: /s/ Zilphia Shearer
   --------------------------------
    Zilphia Shearer, Secretary

                                   Absorbed Corporation: EURE MOVING & STORAGE
                                                         COMPANY, INC., a
                                                         Mississippi corporation

                                        By: /s/ John M. Dodds
                                           -------------------------------------
                                            John M. Dodds, President

Verified

By: /s/ John A. Lorentz
   --------------------------------
    John A. Lorentz, Secretary

STATE OF MISSISSIPPI

COUNTY OF

         On this    day of January, 1989, before me, the undersigned Notary
Public, personally appeared Robert Brown, known to me to be the President of U-Haul Co. of Mississippi, a Mississippi corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                              /s/ Mary K. Collins
                                              ---------------------------------
                                              NOTARY PUBLIC

    (NOTARY SEAL)                               [ILLEGIBLE]

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 20th day of January, 1989, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the Secretary of Eure Moving & Storage Company, Inc., a Mississippi corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                 /s/ Blanche I. Passolt
                                                 ------------------------------
                                                 NOTARY PUBLIC
    (NOTARY SEAL)

                                  [UHAUL LOGO]

                                  [ILLEGIBLE]

                                        January 20, 1989

Secretary of State
Dick Malpus
P. O. Box 136
Jackson, Mississippi 39205-0136

                                        Re: Merger
                                            U-Haul Co. of Mississippi
                                            (Survivor)
                                            Eure Moving & Storage Company, Inc.
                                            (Absorbed)
Gentlemen:

Enclosed are the necessary documents to merge the above mentioned corporations in the State of Mississippi. Also, enclosed is our check in the amount of $50.00 for the required filing fee.

Please send the proof of filing to the attention of the undersigned to P. O. Box 21502, Phoenix, Arizona 85036.

Thank you.

                                         Sincerely,

                                             /s/ Blanche I. Passolt
                                             ------------------------------
                                             Blanche I. Passolt
                                             Legal Department

BIP/01

                                   [GRAPHIC]

                      PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 20th day of January, 1989, entered into by U-Haul Co. of Mississippi, the surviving Corporation, and Able Moving & Storage Co. Inc., the absorbed corporation both corporations of the State of Mississippi and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Mississippi which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 118 North Congress Street, Jackson, Mississippi 39205.

                                      III

         The provisions for handling the shares of stock of the Constituent corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                NUMBER OF
                    NUMBER OF    SHARES    NUMBER  NUMBER
    COMPANY          SHARES     ENTITLED   VOTED    VOTED
      NAME         OUTSTANDING   TO VOTE    FOR    AGAINST
-----------------  ----------------------  ------  -------
U-HAUL CO. OF           500         500       500    -0-
MISSISSIPPI

ABLE MOVING  &       10,000      10,000    10,000    -0-
STORAGE CO., INC.

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Mississippi.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                Surviving Corporation: U-HAUL CO. OF
                                                       MISSISSIPPI, a
                                                       Mississippi corp.

                                By: /s/ Robert Brown
                                    --------------------------------
                                    Robert Brown, President

Verified

By: /s/ Zilphia Shearer
    ---------------------------------
    Zilphia Shearer, Secretary

                                Absorbed Corporation: ABLE MOVING & STORAGE
                                                      CO., INC. a Mississippi
                                                      corporation

                                By: /s/ John M. Dodds
                                    -----------------------------------
                                    John M. Dodds, President

Verified

By: /s/ John A. Lorentz
    ----------------------------
    John A. Lorentz, Secretary

STATE OF MISSISSIPPI

COUNTY OF [ILLEGIBLE]

         On this [ILLEGIBLE] day of January, 1989, before me, the undersigned Notary Public, personally appeared Robert Brown, known to me to be the President of U-Haul Co. of Mississippi a Mississippi corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                /s/ [ILLEGIBLE]
                                ---------------------------------
                                NOTARY PUBLIC

(NOTARY SEAL)                               My Commission Expires Aug. 19, 1989

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 20th day of January, 1989, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the Secretary of Able Moving & Storage Co. Inc., a Mississippi corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                /s/ [ILLEGIBLE]
                                ---------------------------------
                                NOTARY PUBLIC

(NOTARY SEAL)

                                  [U-HAUL LOGO]

U-HAUL INTERNATIONAL/2727 N, CENTRAL AVE, P.O. BOX 21502, PHOENIX, AZ 85036, [ILLEGIBLE]

                                            January 20, 1989

Secretary of State
Dick Malpus
P.O. Box 136
Jackson, Mississippi 39205-0136
                                   Re: Merger
                                       U-Haul Co. of Mississippi
                                       (Survivor)
                                       Able Moving & Storage Co. Inc.
                                       (Absorbed)

Gentlemen:

Enclosed are the necessary documents to merge the above mentioned corporations in the State of Mississippi. Also, enclosed is our check in the amount of $50.00 for the required filling fee.

Please send the proof of filing to the attention of the undersigned to P.O. Box 21502, Phoenix, Arizona 85036.

Thank you.

                                        Sincerely,

                                        /s/ Blanche I. Passolt
                                        Blanche I. Passolt
                                        Legal Department

BIP/01

                         PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 5th day of July, 1989, entered into by U-Haul Co. of Mississippi, a Mississippi corporation, the surviving corporation and Jackson Rental Equipment Repair Shop, Inc., a Mississippi corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of [ILLEGIBLE] State of Mississippi which laws permit such merger.

         NOW THERFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C.T. Corporation system, 118 North Congress Street, Jackson, Mississippi 39205

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                NUMBER OF
                    NUMBER OF    SHARES    NUMBER  NUMBER
    COMPANY          SHARES     ENTITLED   VOTED    VOTED
      NAME         OUTSTANDING   TO VOTE    FOR    AGAINST
-----------------  -----------  ---------  ------  -------
U-HAUL CO.             500         500      500      -0-
OF MISSISSIPPI

JACKSON RENTAL         100         100      100      -0-
EQUIPMENT REPAIR
SHOP, INC.

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Mississippi, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Mississippi.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C.T. Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                        Surviving Corporation: U-HAUL CO.
                                                               MISSISSIPPI, a
                                                               Mississippi Corp.

                             By: /s/ Robert Brown
                                 -----------------------
                                 Robert Brown, President

Verified

By: /s/ Zilphia Shearer
    ----------------------------
    Zilphia Shearer, Secretary

                             Absorbed Corporation: JACKSON RENTAL
                                                   EQUIPMENT REPAIR
                                                   SHOP, INC., a
                                                   Mississippi Corporation

                             By: /s/ Japhus Evans
                                 -----------------------------
                                 Japhus Evans, Jr., Vice-President

Verified

By: /s/ Zilphia Shearer
    --------------------------
    Zilphia Shearer, Secretary

STATE OF MISSISSIPPI

COUNTY OF

         On this 10th day of July, 1989, before me, the undersigned Notary Public, personally appeared, Robert Brown known to me to be the President of U-Haul Co. of Mississippi, a Mississippi corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                /s/ [ILLEGIBLE]
                                ---------------------------------
                                NOTARY PUBLIC

(NOTARY SEAL)                         My Commission Expires Aug. 19, 1989.

STATE OF MISSISSIPPI

COUNTY OF

         On this 10th day of July, 1989, before me, the undersigned Notary Public, personally appeared Japhus Evans, Jr., known to me to be the Vice-President of Jackson Rental Equipment Repair Shop Inc., a Mississippi corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                /s/ [ILLEGIBLE]
                                ---------------------------------
                                NOTARY PUBLIC

(NOTARY SEAL)                         My Commission Expires Aug. 19, 1989.

                         CONSENT OF THE SOLE STOCKHOLDER

                                       OF

                            U-HAUL CO. OF MISSISSIPPI

                                       AND

                   JACKSON RENTAL EQUIPMENT REPAIR SHOP, INC.

                          BOTH MISSISSIPPI CORPORATIONS

         AMERCO, a Nevada corporation, the sole shareholder of the above named corporations, acting through John M. Dodds, on authority of the Executive Management Team, the group designated by the Board of Directors of AMERCO to vote the stock of all of its subsidiaries, hereby consents to and adopts the following:

         RESOLVED: That this corporation, the sole shareholder of U-Haul Co. of Mississippi, a Mississippi corporation & Jackson Rental Equipment Repair Shop, Inc., a Mississippi corporation, does hereby approve & adopt the Plan of Merger between said corporations, whereby Jackson Rental Equipment Repair Shop, Inc., a Mississippi corporation, shall be absorbed into U-Haul Co. of Mississippi, being the surviving corporation, all in accordance with the Plan of Merger, and be it further.

         RESOLVED: That the Board of Directors and officers of said merging corporations be and they hereby are, authorized and directed to all further action and to execute all documents they deem necessary or advisable to consummate the said merger and to amend any of the terms of the said Plan of Merger, and further.

         BE IT RESOLVED: That the Secretary of each said corporation is hereby authorized to certify as to the Consent of the sole shareholder of the Plan of Merger, or within the Articles of Merger.

                                             AMERCO, a Nevada corporation

                                             By: /s/ John M. Dodds
                                                 ----------------------------
                                                 John M. Dodds

                                  [U-HAUL LOGO]

U-HAUL INTERNATIONAL/2727 N, CENTRAL AVE. - P.O. BOX 21502, PHOENIX, AZ 85033-1502 [ILLEGIBLE] - TELEX 668383

                                     July 5, 1989

Secretary of State
Dick Malpus
P.O. Box 136
Jackson, MS 39205-0136

                                 Re: Merger
                                     U-Haul Co. of Mississippi
                                     A Mississippi Corporation (Survivor)
                                     Jackson Rental Equipment Repair Shop,
                                     Inc., a Mississippi Corporation (Absorbed)

Gentlemen:

Enclosed are the necessary documents to merge the above mentioned corporation in the State of Mississippi. Also, enclosed is our check in the amount of $50.00 for the required filling fee.

Please send the proof of filing to the attention of the undersigned to P.O. Box 21502, Phoenix, Arizona 85036.

Thank you.

                                             Sincerely,

                                             /s/ Blanche I. Passolt
                                             --------------------------
                                             Blanche I. Passolt
                                             Legal Department

BIP/01
ENC.